UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2025
TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	TDS	New York Stock Exchange
Depositary Shares each representing a 1/1000th interest in a share of 6.625% Series UU Cumulative Redeemable Perpetual Preferred Stock, $.01 par value	TDSPrU	New York Stock Exchange
Depositary Shares each representing a 1/1000th interest in a share of 6.000% Series VV Cumulative Redeemable Perpetual Preferred Stock, $.01 par value	TDSPrV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.  Other Events
On June 16, 2025, T-Mobile USA, Inc. (“T-Mobile USA” and together with T-Mobile US, Inc., “T-Mobile”) announced the preliminary results of the previously announced offers to exchange (the “Exchange Offers”), pursuant to which T-Mobile offered to exchange all validly tendered and accepted 6.700% Senior Notes due 2033 (the “USCC 2033 Notes”), 6.250% Senior Notes due 2069 (the “USCC 2069 Notes”), 5.500% Senior Notes due 2070 (March) (the “USCC March 2070 Notes”) and 5.500% Senior Notes due 2070 (June) (the “USCC June 2070 Notes” and together with the USCC 2033 Notes, USCC 2069 Notes and USCC March 2070 Notes, the “USCC Notes”) issued by United States Cellular Corporation (“USCC”), subsidiary of Telephone and Data Systems. Inc., for new notes to be issued by T-Mobile USA, as described in the Exchange Offers.

In connection with the Exchange Offers, T-Mobile also solicited consents from holders of the USCC Notes to, among other things, modify or eliminate certain notice requirements and restrictive covenants in the USCC Existing Indentures (the “Proposed Amendments”). The Proposed Amendments are described in USCC’s Form 8-K dated June 17, 2025, which Form 8-K is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits
(d)   The following exhibits are being filed herewith:

Exhibit Number	Description of Exhibits
4.1
Twelfth Supplemental Indenture, dated as of June 17, 2025, between United States Cellular Corporation and The Bank of New York Mellon Trust Company, N.A., related to United States Cellular Corporation’s 6.700% Senior Notes due 2033, is hereby incorporated by reference from Exhibit 4.1 to USCC's Current Report on Form 8-K dated June 17, 2025.

4.2
Thirteenth Supplemental Indenture, dated as of June 17, 2025, between United States Cellular Corporation and The Bank of New York Mellon Trust Company, N.A., related to United States Cellular Corporation’s 6.250% Senior Notes due 2069, is hereby incorporated by reference from Exhibit 4.2 to USCC's Current Report on Form 8-K dated June 17, 2025.

4.3
Fourteenth Supplemental Indenture, dated as of June 17, 2025, between United States Cellular Corporation and The Bank of New York Mellon Trust Company, N.A., related to United States Cellular Corporation’s 5.500% Senior Notes due 2070 (March), is hereby incorporated by reference from Exhibit 4.3 to USCC's Current Report on Form 8-K dated June 17, 2025.

4.4
Fifteenth Supplemental Indenture, dated as of June 17, 2025, between United States Cellular Corporation and The Bank of New York Mellon Trust Company, N.A., related to United States Cellular Corporation’s 5.500% Senior Notes due 2070 (June), is hereby incorporated by reference from Exhibit 4.4 to USCC's Current Report on Form 8-K dated June 17, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.

Date:	June 20, 2025	By:	/s/ Vicki L. Villacrez
Vicki L. Villacrez
Executive Vice President and Chief Financial Officer